Income Tax	9 Months Ended
Sep. 30, 2019
Income Tax [Abstract]
Income Tax
Note 18. - Income Tax

The effective tax rate for the periods presented has been established based on Management’s best estimates, taking into account the tax treatment of permanent differences and tax credits.

For the nine-month period ended September 30, 2019, Income tax amounted to a $46,979 thousand expense with respect to a profit before income tax of $115,359 thousand. In the nine-month period ended September 30, 2018, Income tax amounted to a $59,068 thousand expense with respect to a profit before income tax of $189,408 thousand. The effective tax rate differs from the nominal tax rate mainly due to permanent differences and treatment of tax credits in some jurisdictions.